EXECUTION VERSION
Exhibit 10.2
AMENDMENT NO. 1 TO THE FORBEARANCE AGREEMENT, FOURTEENTH AMENDMENT, and borrowing base agreement
This AMENDMENT NO. 1 TO THE FORBEARANCE AGREEMENT, FOURTEENTH AMENDMENT, AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of July 31, 2020 is by and among Lonestar Resources America Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders (as defined below) party hereto and Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as issuing bank.
INTRODUCTION
The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, and as may be further amended or otherwise modified from time to time, the “Credit Agreement”).
The Borrower and the Guarantors are parties to that certain Forbearance Agreement, Fourteenth Amendment and Borrowing Base Agreement dated as of July 2, 2020 (the “Forbearance Agreement”) among the Borrower, the Guarantors, certain Lenders party thereto as lenders and the Administrative Agent.
The Borrower has requested that the Lenders and the Administrative Agent agree to extend the Forbearance Termination Date and make certain other changes to the Forbearance Agreement.
The Administrative Agent and the Lenders party hereto are willing to extend the Forbearance Termination Date, subject to the terms and conditions set forth herein.
THEREFORE, the Borrower, the Administrative Agent, the Lenders party hereto and the other parties hereto hereby agree to amend the Forbearance Agreement as follows:
AGREEMENT
Section 1.Definitions; References. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Credit Agreement or the Forbearance Agreement, as applicable, unless expressly provided to the contrary.
Section 2.Amendments to the Forbearance Agreement.
(a) Section 2(b) of the Forbearance Agreement is hereby amended:
(i) to amend and restate clause (i) appearing in the first sentence in its entirety as follows:
           “(i) 5:00 p.m. Houston time, on August 21, 2020 and”
(ii) by deleting “and” at the end of clause (x) of the definition of Forbearance Termination Event and replacing “.” at the end of clause (xi) of the definition of Forbearance Termination Event with “;”
(iii) by adding the following clauses (xii), (xiii) and (xiv) to the definition of Forbearance Termination Event:

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“(xii) by August 7, 2020 (or such later date as is acceptable to the Administrative Agent), the Borrower shall have failed to agree on the material terms of a proposed restructuring support agreement with the Administrative Agent, the Required Lenders and the requisite holders of the Borrower’s 11.25% senior notes due 2023 (such holders, the “Noteholders” and such notes, the “Notes”);”
“(xiii) any Loan Party agrees to enter into a plan of reorganization or liquidation, offer to purchase, acquisition, dissolution, wind-up, liquidation, reorganization, merger, consolidation, business combination, joint venture, sale of substantially all assets or equity interests, financing transaction (debt or equity) or restructuring, in each case, relating to all or a material portion of the Borrower’s or any Subsidiaries’ assets or businesses that is not acceptable to the Administrative Agent and the Required Lenders; and”
“(xiv) the termination or cessation of the Forbearance Period (under and as defined in the Forbearance Agreement, dated as of July 31, 2020 (the “Noteholder Forbearance Agreement”)) among the Borrower, certain of its Subsidiaries and certain Noteholders.”
(b) Section 7 of the Forbearance Agreement is hereby amended:
(i) by adding the following clause (o):
“Other Information. The Borrower hereby covenants and agrees that it shall and shall cause each of its Subsidiaries, and shall cause each of their respective officers, directors, employees and advisors to deliver to the Administrative Agent, substantially contemporaneously with any such delivery to the Noteholders, or the trustee under the Notes (or their respective counsel), any written information in respect of the business, operations, Property, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries that the Borrower and each of its Subsidiaries are obligated to provide to the Noteholders pursuant to the Notes or the Noteholder Forbearance Agreement (including budgets, 13-week forecasts and variance reports, other projections and forecasts, and any other financial information).”
Section 3.Specified Sales. Notwithstanding anything to the contrary in the Credit Agreement or Forbearance Agreement, the Administrative Agent and the Lenders party hereto hereby agree and acknowledge and that on and from the Amendment Effective Date, any reference to “Specified Sales” in the Credit Agreement shall be deemed to include a sale of any of the welbores and leases identified on Schedule 1 attached hereto.
Section 4.Conditions to Effectiveness. This Agreement shall become effective on the date (such date, the “Amendment Effective Date”) and shall be enforceable against the parties hereto upon the occurrence of each of the following:
(a) receipt by the Administrative Agent of this Agreement, duly and validly executed by the Borrower, the Administrative Agent, and the Majority Lenders;
(b) receipt by the Administrative Agent of an agreement entered into between the Borrower and the requisite holders of the Borrower’s 11.25% senior notes due 2023 (such holders, the “Noteholders” and such notes, the “Notes”) pursuant to which the Noteholders agree to forbear with respect to any defaults or events of default under the Notes that have occurred and are continuing or are reasonably likely to occur during the Forbearance Period, in form and substance reasonably satisfactory to the Administrative Agent, and duly and validly executed by the Borrower and the requisite Noteholders;

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(c) no Default or Event of Default, including any Event of Default arising as a result of a breach of any term of the Forbearance Agreement as amended hereby, other than the Specified Defaults shall have occurred and be continuing as of the Amendment Effective Date;
(d) as of the Amendment Effective Date, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents, except as such relate to the Specified Defaults and Section 7.22 of the Credit Agreement, shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date; and
(e) the Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to the Credit Agreement, the Loan Documents or this Agreement, including the retainers payable to Linklaters LLP and Opportune LLP.
Section 5.Miscellaneous.
5.1 Confirmation. Except as specifically modified hereby, the provisions of the Forbearance Agreement shall remain in full force and effect.
5.2 Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:
(a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents, except as such relate to the Specified Defaults and Section 7.22 of the Credit Agreement, are true and correct in all material respects (except to the extent such representation or warranty is already subject to a materiality qualifier, in which case such representation or warranty is true and correct in all respects) on and as of the date of this Agreement;
(b) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of each such Loan Party and have been duly authorized by appropriate proceedings, (ii) this Agreement constitutes a legal, valid, and binding obligation of such Loan Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity and (iii) there are no governmental or other third party consents, licenses or approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and
(c) as of the effectiveness of this Agreement and after giving effect hereto, no Default or Event of Default, including any Event of Default arising as a result of a breach of any term of the Forbearance Agreement as amended hereby, other than the Specified Defaults, has occurred and is continuing.
5.3 This Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Agreement shall be an immediate Event of Default, without grace period under the Credit Agreement.
5.4 Release. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors

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and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and each other Related Party of such Secured Party (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Amendment Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Forbearance Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Loan Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 5.4 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 5.4. In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 5.4 shall survive the termination of this Agreement, the Forbearance Agreement, the Credit Agreement and the other Loan Documents, the payment in full of the Obligations and the termination of the Commitments. Each Loan Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for any injunction against any action, suit, or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
5.7 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
5.8 Incorporation of Certain Provisions by Reference. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AGREEMENT and the transactions contemplated hereby shall be governed

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by, and construed in accordance with, the law of the State of Texas. The other provisions of Section 12.09 of the Credit Agreement captioned “Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.
5.9 Entirety, Etc. THIS AGREEMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first set forth above.

BORROWER: LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken III
Name: Frank D. Bracken III
Title: CEO

Amendment No. 1 to the Forbearance Agreement

Signature Page

GUARANTORS: ALBANY SERVICES L L C
        AMADEUS PETROLEUM INC.
        T-N-T ENGINEERING, INC.
By: /s/ Frank D. Bracken III
Name: Frank D. Bracken III
Title: CEO

EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
EAGLEFORD GAS 11, LLC
LONESTAR OPERATING, LLC
LONESTAR RESOURCES, INC.
POPLAR ENERGY, LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
LONESTAR BR DISPOSAL LLC
By: /s/ Frank D. Bracken III
Name: Frank D. Bracken III
Title: CEO

Amendment No. 1 to the Forbearance Agreement

Signature Page

ADMINISTRATIVE AGENT, ISSUING BANK:

CITIBANK, N.A.,

By: /s/ Bryan McDavid
Name: Bryan McDavid
Title: Senior Vice President

Amendment No. 1 to the Forbearance Agreement

Signature Page

LENDER: CITIBANK, N.A.

By: /s/ Bryan McDavid
Name: Bryan McDavid
Title: Senior Vice President

Amendment No. 1 to the Forbearance Agreement

Signature Page

LENDER: ABN AMRO CAPITAL USA LLC

By: /s/ H. Diogo
Name: H. Diogo
Title:

By: /s/ K. Hall
Name: K. Hall
Title:

LENDER: COMERICA BANK
Amendment No. 1 to the Forbearance Agreement

Signature Page

By: /s/ Chris Reed
Name: Chris Reed
Title: Vice President

LENDER: BARCLAYS BANK PLC
Amendment No. 1 to the Forbearance Agreement

Signature Page

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

LENDER: JPMORGAN CHASE BANK, N.A.
Amendment No. 1 to the Forbearance Agreement

Signature Page

By: /s/ Michael Kamauf
Name: Michael Kamauf
Title: Authorized Officer

Amendment No. 1 to the Forbearance Agreement

Signature Page

LENDER: TRUIST BANK, as successor by merger
        to SunTrust Bank

By: /s/ William S. Krueger
Name: William S. Krueger
Title: Senior Vice President

Amendment No. 1 to the Forbearance Agreement

Signature Page

LENDER: FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Director

Amendment No. 1 to the Forbearance Agreement

Signature Page

LENDER: HANCOCK WHITNEY BANK

By: /s/ Parker U. Mears
Name: Parker U. Mears
Title: Senior Vice President

Amendment No. 1 to the Forbearance Agreement

Signature Page

SCHEDULE 1
Specified Sales